Exhibit 99.09

News Release

FOR IMMEDIATE RELEASE

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

ALLIANCE CAPITAL ANNOUNCES TIME CHANGE FOR ITS APRIL 28

FIRST QUARTER 2005 RESULTS CONFERENCE CALL

New York, NY, April 18, 2005 – Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC) and Alliance Capital Management L.P. (“Alliance Capital”) announced today that management will review first quarter 2005 financial and operating results on Thursday, April 28, 2005, during a conference call to begin at 5:30 p.m. (New York Time), a half hour later than previously announced, following the release of financial results after the close of the New York Stock Exchange.

The conference call will be hosted by Chairman and Chief Executive Officer, Lewis A. Sanders and President and Chief Operating Officer, Gerald M. Lieberman.

Parties interested in listening to the conference call may access it by either telephone or webcast.

1.               To listen by telephone, please dial 800-553-5260 in the U.S. or 612-332-0530 outside the U.S., ten minutes before the 5:30 p.m. (New York Time) scheduled start time.  The access code is 778373.

2.               To listen by webcast, please visit Alliance Capital’s Investor Relations website at http://ir.alliancecapital.com at least fifteen minutes prior to the call to download and install any necessary audio software.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  Through its Sanford C. Bernstein & Co., LLC subsidiary, Alliance provides in-depth research, portfolio strategy and trade execution to the institutional investment community. At March 31, 2005, Alliance Holding owned approximately 31.9% of the issued and outstanding Alliance Capital Units. AXA Financial was the beneficial owner of approximately 60.2% of the issued and outstanding Alliance Capital Units at March 31, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding

Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.2% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.  Additional information may be found at www.alliancecapital.com.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, litigation developments and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, these forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, please refer to “Risk Factors” in Form 10-K for the year ended December 31, 2004.  Any or all of the forward-looking statements that we make in Form 10-K, this news release or any other public statements we issue may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” could also adversely affect our business, operating results or financial condition.

###